UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1661 East Franklin Avenue, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	EVGO	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2025, the board of directors (the "Board") of EVgo Inc., at the recommendation of the compensation committee of the Board, approved an amendment (the “Amendment”) to the EVgo Inc. 2021 Long Term Incentive Plan (the “Plan”), subject to stockholder approval, to reserve an additional 25,000,000 shares of our Class A common stock, par value $0.0001 per share, for issuance pursuant to the Plan. As described below under Item 5.07, our stockholders approved the Amendment at the annual meeting of stockholders held virtually on May 15, 2025 (the “Annual Meeting”).

A more complete description of the material terms of the Amendment and Plan can be found in “Proposal No. 3 – Amendment of the 2021 Long Term Incentive Plan” in our definitive proxy statement originally filed with the Securities and Exchange Commission (“SEC”) on April 4, 2025 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the Proxy Statement are qualified by reference to the full text of the Plan, as amended, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 15, 2025, we held the Annual Meeting. At the close of business on March 20, 2025, the record date for the Annual Meeting, we had 306,323,073 shares of common stock outstanding. The holders of 269,243,235 shares of our common stock were present at the Annual Meeting, either virtually or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1 - Election of Directors

The following nominees were re-elected by our stockholders to serve as Class I directors for a three-year term expiring at the 2028 annual meeting of stockholders based on the following results of voting. Each director’s term continues until the election and qualification of his successor or until his earlier retirement, resignation, disqualification, removal, or death.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter Anderson	204,545,570	24,930,238	39,767,427
Joseph Esteves	202,320,260	27,155,548	39,767,427
Badar Khan	214,125,296	15,350,512	39,767,427

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2025 was ratified by our stockholders based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
267,131,042	1,707,134	405,059	--

Proposal No. 3 – Amendment of the 2021 Long Term Incentive Plan

The Amendment was approved by our stockholders based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,613,696	19,618,362	243,750	--

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1+*	EVgo Inc. 2021 Long Term Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates management contract or compensatory plan.
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: May 21, 2025	By:	/s/ Francine Sullivan
	Name:	Francine Sullivan
	Title:	Chief Legal Officer and EVP, Corporate Development